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                                 [EXHIBIT 23.3]

                         CONSENTS OF GRANT THORNTON LLP

                                     CONSENT

We have issued our report dated October 14, 1997, except for Note D for which the date is November 13, 1997, accompanying the financial statements of Clyde Companies, Inc., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information,"
Summary Historical Financial Information" and "Experts."


                                       /s/ Grant Thornton LLP
                                       -----------------------------------------
                                       Grant Thornton LLP

Provo, Utah
January 23, 1998

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                                     CONSENT

We have issued our report dated October 14, 1997, accompanying the financial statements of Utah Service, Inc., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                       /s/ Grant Thornton LLP
                                       -----------------------------------------
                                       Grant Thornton LLP

Provo, Utah
January 23, 1998

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                                     CONSENT

We have issued our report dated February 27, 1997, accompanying the financial statements of W.W. Clyde & Co., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                       /s/ Grant Thornton LLP
                                       -----------------------------------------
                                       Grant Thornton LLP

Provo, Utah
January 23, 1998